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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-17217
                                                                      811-07953

                                EQ ADVISORS TRUST

                    SUPPLEMENT DATED FEBRUARY 9, 2001 TO THE
                          PROSPECTUS DATED MAY 1, 2000

This Supplement updates certain information contained in the above-dated Prospectus of EQ Advisors Trust ("Trust") regarding certain Portfolios of the Trust. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

         INFORMATION REGARDING THE EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

The information provided below updates information regarding the investments in the EQ/Alliance Premier Growth Portfolio and should replace that located in the fourth paragraph of the section of the Prospectus entitled "The Investment Strategy:"

         The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

           INFORMATION REGARDING THE EQ/ALLIANCE TECHNOLOGY PORTFOLIO

The information provided below updates information regarding the investments in the EQ/Alliance Technology Portfolio and should replace that located in the third sentence of the second paragraph of the section of the Prospectus entitled "The Investment Strategy:"

         The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 25% of its total assets in foreign securities, including depositary receipts.

         INFORMATION REGARDING THE T. ROWE PRICE EQUITY INCOME PORTFOLIO

On or about February 1, 2001, a filing was made with the SEC in connection with the Merger and Plan of Reorganization (the "Merger") which contemplates the transfer of all of the assets of the T. Rowe Price Equity Income Portfolio ("TRP Portfolio") to the EQ/Bernstein Diversified Value Portfolio (which prior to March 1, 2001 was known as the Lazard Large Cap Value Portfolio) ("Bernstein Portfolio") and the assumption by the Bernstein Portfolio of all the liabilities of the TRP Portfolio in exchange for Class IA and Class IB shares of the Bernstein Portfolio

The Bernstein Portfolio is advised by Alliance Capital Management, L.P. ("Alliance") through its Bernstein Investment Research and Management unit. Alliance is an affiliate of The Equitable Life Assurance Society of the United States, the Trust's investment manager and the two distributors of the Trust's shares, AXA Advisors, LLC and Equitable Distributors, Inc.

Subject to shareholder approval, the effective date of the Merger is May 18, 2001.